UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                           FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT
                               OF
            REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2968

Name of Registrant: Vanguard Trustees Equity Funds

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  October 31

Date of reporting period:  November 1, 2002 - April 30, 2003

Item 1: Reports to Shareholders

                             VANGUARD(R) INTERNATIONAL VALUE FUND

SEMIANNUAL REPORT
                 [GRAPHIC ART]
                 APRIL 30, 2003

                                                          THE VANGUARD GROUP (R)

ETERNAL PRINCIPLES

Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.

================================================================================
SUMMARY
--------------------------------------------------------------------------------
* Vanguard International Value Fund returned 0.2% during the six months ended April 30, 2003, trailing the results of its average mutual fund peer and its primary benchmark index.

* A weakening dollar softened the poor performance of most international markets for U.S. investors.

* Long-term investors should consider international funds as a small part of a well-diversified portfolio of stocks, bonds, and cash investments.
================================================================================

================================================================================
CONTENTS
--------------------------------------------------------------------------------
   1  Letter from the Chairman
   5  Report from the Adviser
   8  Fund Profile
  10  Glossary of Investment Terms
  11  Performance Summary
  12  Results of Proxy Voting
  13  Financial Statements
================================================================================

================================================================================
LETTER FROM THE CHAIRMAN

Fellow Shareholder,

Most stock markets around the world lost ground during the six months ended April 30, 2003, but--owing to the decline in the U.S. dollar--many of these markets nonetheless produced solid gains for investors based in the United States. Vanguard International Value Fund turned in a less-than-stellar 0.2% return for the first half of fiscal-year 2003. This performance was due primarily to some inopportune stock selections, particularly in hard-hit Asian markets.

     For the half-year, the fund lagged its average mutual fund peer by 0.7 percentage point. It also trailed two unmanaged market benchmarks: the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, which tracks equity performance in 22 developed markets, and the MSCI All Country World Index Free ex USA, which also includes emerging markets.

==================================================
TOTAL RETURNS                     SIX MONTHS ENDED
                                    APRIL 30, 2003
--------------------------------------------------
VANGUARD INTERNATIONAL VALUE FUND           0.2%
Average International Fund*                 0.9
MSCI EAFE Index                             1.8
MSCI All Country World Index Free ex USA    3.1
==================================================
*Derived from data provided by Lipper Inc.
==================================================

     The table above presents the total return (capital change plus reinvested dividends) for the fund, as well as for the three comparative standards. The table on page 4 shows the beginning and ending share prices for the fund along with its per-share distributions.

MOST DEVELOPED MARKETS ROSE IN DOLLARS; EMERGING MARKETS DID BEST
During the six months ended April 30, investors in international markets added the U.S. intervention in Iraq to a list of worries that included the sluggish state of the world economy and the potential for heightened terrorist activity. During the lengthy buildup to the war, international stock markets drifted lower, until the mid-March invasion of Iraq sparked a rally late in the first quarter. Stocks outside the United States, as measured by the MSCI All Country World Index Free ex USA, rose 3.1% in dollars for the six months. The U.S. stock market, as measured by the Wilshire 5000 Total Market Index, rose 5.0%.

     The developed markets in the MSCI EAFE Index returned 1.8% in U.S. dollars, but their overall return in local currencies was -4.6%. Among emerging markets, Israel, the Czech Republic, and Brazil experienced strong gains, while stocks in a number of politically troubled Latin American nations suffered as general labor strikes disrupted manufacturing activity.

OVERSEAS ECONOMIC REPORTS HAD FAR-REACHING IMPLICATIONS
Economic reports from overseas were generally poor. In 11 of the 12 Eurozone countries--those that use the euro as a common currency--unemployment figures for March 2003 were up substantially from the previous March. Accounting scandals buffeted several European companies, most notably Ahold in the Netherlands.

     In the struggling Japanese economy, key indicators--including the unemployment rate, manufacturing activity, and consumer prices--worsened, and Tokyo's Nikkei average came close to a 20-year low. Elsewhere in the Pacific region, the onset of SARS (Severe Acute Respiratory Syndrome) disrupted business as local residents grew fearful and companies in the United States and Europe restricted travel to affected areas.

================================================================
MARKET BAROMETER                                   TOTAL RETURNS
                                    PERIODS ENDED APRIL 30, 2003
                                    ----------------------------
                                          SIX      ONE      FIVE
                                       MONTHS     YEAR    YEARS*
----------------------------------------------------------------
STOCKS
MSCI All Country World Index Free
  ex USA (International)                 3.1%   -15.2%     -4.9%
Russell 1000 Index (Large-caps)          4.8    -13.5      -2.3
Russell 2000 Index (Small-caps)          7.6    -20.8      -2.5
Wilshire 5000 Index (Entire market)      5.0    -13.6      -2.6
----------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index              4.3%    10.5%      7.6%
 (Entire market)
Lehman Municipal Bond Index              3.6      8.5       6.3
Citigroup 3-Month Treasury Bill Index    0.6      1.5       4.0
================================================================
CPI
Consumer Price Index                     1.4%     2.2%      2.5%
----------------------------------------------------------------
*Annualized.

FOR YOUR FUND, GAINS AND DECLINES OFFSET EACH OTHER
The International Value Fund closed the six-month period with a 0.2% gain, a near-flat result that masked some notably divergent performance among its holdings. Although the fund had positive returns from holdings in six industry sectors, its stocks in the remaining four sectors declined enough to offset almost all the gains. Most disappointing were the fund's financial services stocks, which represented about one-fifth of assets and returned -3.4% for the six months. The financial services stocks in the MSCI EAFE Index, by contrast, posted a positive return for the period. Though returns from the sector were not impressive by any means, your fund's stocks were among the least competitive.

     The fund also lagged the EAFE Index in the economically sensitive materials and industrials sectors. Although the stocks in these sectors generated mediocre to good returns, your fund held some of the weaker performers.

     The fund's emerging markets holdings were a bright spot. These stocks, which represented about 12%

================================================================================
THE FUND'S 0.2% SIX-MONTH GAIN REFLECTED THE DIVERGENT RESULTS FROM ITS HOLDINGS IN VARIOUS SECTORS.
================================================================================
of assets as of April 30, performed admirably as emerging markets benefited from an ongoing rebound that gained momentum in the first part of 2003.

     Despite the fund's relatively weak result in the fiscal half-year, we remain confident in the adviser's value- oriented strategy and we look forward to good things from the fund's long-term performance. We base this confidence both on the adviser's demonstrated skills and on the fund's low costs. The International Value Fund has an annualized expense ratio (operating expenses as a percentage of average net assets) of just 0.62%, more than a percentage point below the 1.70% average expense ratio for its peer group. Low costs can work to our shareholders' advantage year after year.

================================================================================
DESPITE THE FUND'S WEAK SIX-MONTH RESULTS, WE REMAIN CONFIDENT IN THE ADVISER'S STRATEGY.
================================================================================

THE OPPORTUNITIES IN--AND CHALLENGES OF--INTERNATIONAL INVESTING
Although international stocks haven't been much of a refuge from the troubles faced by U.S. markets over the past three years, we still believe that they have a place in most investors' portfolios. Investors who lack exposure to international securities miss out on the potential growth opportunities of almost half the world's stock-market capital.

     That said, there are indeed additional risks associated with investments in international stocks. Investors should carefully consider their tolerance for the uncertainties of currency fluctuation, economic volatility, and political instability in a particular country or region. These risks could lead to prolonged periods of losses that would try the patience of the most seasoned investor. However, if you are investing for the long term and are comfortable with the risks involved, a reasonable commitment to international stocks can increase the diversification of your portfolio. The International Value Fund offers a low-cost way in which to add that international flavor to your stock holdings.

     We thank you for your continued confidence in Vanguard.

Sincerely,

/s/ John J. Brennan

John J. Brennan
Chairman and Chief Executive Officer

May 16, 2003

================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE              OCTOBER 31, 2002-APRIL 30, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                              STARTING        ENDING       INCOME        CAPITAL
                           SHARE PRICE   SHARE PRICE    DIVIDENDS          GAINS
--------------------------------------------------------------------------------
International Value Fund        $18.92        $18.67        $0.29          $0.00
================================================================================

================================================================================
REPORT FROM THE ADVISER

In the six months ended April 30, 2003, Vanguard International Value Fund gained 0.2%, lagging the 1.8% return of its benchmark, the MSCI EAFE Index. This underperformance resulted largely from weak returns among our Asian holdings, which were hurt by news of the SARS epidemic along with some negative company-specific announcements. The fund's financial and industrial holdings in the Eurozone also struggled. Mitigating these problems to some extent was the weakening of the U.S. dollar, which improved returns for U.S.-based investors in international equities.

THE INVESTMENT ENVIRONMENT
When our fiscal year began, global equity markets were recovering from their October 2002 lows. The downward drift resumed, however, as geopolitical tensions built in Iraq and North Korea. Finally, as spring approached, the clear U.S. victory in Iraq, lower oil prices, and less front-page coverage of SARS contributed to a rebound in stock prices.

     European markets remained stuck in an environment of relatively high interest rates and significant unemployment. The European Central Bank, initially worried about high oil prices, seemed focused on keeping short-term interest rates at 2.50% (twice as high as the U.S. Federal Reserve Board's target), while local governments struggled with high budget deficits and larger pension and unemployment bills. The U.K. economy maintained satisfactory growth based on increased consumption and rising consumer debt, but the government felt some pressure to raise interest rates to slow the borrowing binge.

     In the Pacific region, there were areas of opportunity and areas of dismay. Japan was one of the latter; no clear solutions to its economic quagmire have emerged, although reform efforts continued. The markets in Hong Kong and Singapore were hurt by SARS. Australian stocks, however, were buoyed by a solid economic picture, including higher commodity prices and rising export trade with China.

================================================================================
INVESTMENT PHILOSOPHY

THE FUND REFLECTS A BELIEF THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY INVESTING IN A DIVERSIFIED PORTFOLIO OF INTERNATIONAL STOCKS THAT ARE GENERALLY OUT OF FAVOR OR UNDERVALUED BY FUNDAMENTAL MEASURES SUCH AS PRICE/EARNINGS RATIO OR DIVIDEND YIELD.
================================================================================

THE FUND'S POSITIONING
Despite the less-than-optimal macroeconomic environment in Europe, the International Value Fund continues to have significant positions in many European companies--justified, in our view, by their low valuations and the catalysts for return that we have identified. While the fund has a 65% weighting in European stocks--less than the 73% EAFE weighting--we have a larger exposure than the index to Eurozone stocks and a smaller exposure to the United Kingdom.

     Because of our skepticism about economic reforms in Japan, we remain underweighted there. Within Japan, we seek to buy companies that are global leaders in their industries, are competitive on a global basis, and have a significant presence outside Japan, either on the production/cost side or on the market/revenue side. In the Asia-Pacific region we have been underweighted in Australia and New Zealand and overweighted in Hong Kong and Singapore, where we see promising longer-term potential.

     Our investment philosophy rests upon stock selection. The sector and geographic weightings that result are strictly a consequence of our disciplined, bottom-up research process applied to individual companies. During the semiannual period, many of the fund's stocks gained significantly in value, outperforming the EAFE Index. We saw especially notable gains in Panamerican Beverage of Mexico (which we sold), Volvo of Sweden, and Omron of Japan. Some detractors from our performance were Sony of Japan, Sumitomo Trust & Banking of Japan, and DBS Group Holdings of Singapore.

     Six-month performance, good or bad, will not necessarily cause us to change our holdings or our views on the individual stocks we own. Rather, we focus on the long-term outlooks for the individual companies, while making sure to continuously validate the arguments for holding their stocks.

     The leadership teams of the companies we own have a fairly clear idea of where they wish to take their companies in a few years' time and how to get there despite any near-term uncertainties. We believe that the current nervousness in the stock markets and the unclear outlook for the global economy are likely to remain for the next few months. But we also expect our disciplined research and investment philosophy to give us an anchor through these "choppy" times.

Thomas Hansberger, Chief Investment Officer
Ajit Dayal, Deputy Chief Investment Officer
Ronald Holt, Senior Vice President
Aureole L.W. Foong, Managing Director, Asian Research
Hansberger Global Investors, Inc.

May 15, 2003

================================================================================
PORTFOLIO CHANGES                                SIX MONTHS ENDED APRIL 30, 2003

                          COMMENTS
--------------------------------------------------------------------------------
NEW HOLDINGS

   BASF                   Manufacturer of basic chemicals and pharmaceutical
                          products; located in Germany, sells products globally.
  ------------------------------------------------------------------------------
   BNP Paribas            Global bank with French roots; bought for its low
                          valuation and defensive characteristics.
  ------------------------------------------------------------------------------
   GEHE AG                One of the largest wholesalers of pharmaceutical
                          products, with a 23% market share in Europe and retail
                          branches in Italy and the United Kingdom; this was an
                          inexpensive entry into the defensive health care
                          sector.
  ------------------------------------------------------------------------------
   Luxottica Group        Italian-based owner of various fashion-brand
                          sunglasses; also owns LensCrafters in the United
                          States. We see it as an inexpensive way to benefit
                          from the increase in consumer spending that can be
                          expected when the recovery arrives.
  ------------------------------------------------------------------------------
   Saipem                 Affiliate of Italian oil giant ENI; a leader in
                          oil-services projects, including those related to the
                          construction of large gas pipelines across Europe and
                          the Middle East.
  ------------------------------------------------------------------------------
   Tesco                  U.K. food retailer; purchased as its share price fell
                          to an attractive level because of investors'
                          nervousness about impending consolidation in the U.K.
                          market.
================================================================================
ELIMINATED

   Daiichi Pharmaceutical Sold this Japanese pharmaceutical company, and invested the proceeds in the French company Aventis,
                          based on valuation and better outlook.
  ------------------------------------------------------------------------------
   Panamerican Beverage   A rival company made a bid for this Latin American
                          Coca-Cola bottler in December. The price was
                          attractive, so we decided to sell and reinvest our
                          profits.
  ------------------------------------------------------------------------------
   TDK                    Sold this Japanese technology stock and swapped into
                          Canon, also based in Japan.
  ------------------------------------------------------------------------------
   Telefonica             This fixed-line operator owns Spain's mobile phone
                          company. We had concerns about the outlook for the
                          fixed-line business, so we sold Telefonica to buy into
                          its mobile subsidiary.
--------------------------------------------------------------------------------


                                                      See page 13 for a complete
                                                 listing of the FUND'S HOLDINGS.

================================================================================
FUND PROFILE                                                As of April 30, 2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.

INTERNATIONAL VALUE FUND
==============================================
PORTFOLIO CHARACTERISTICS

                          COMPARATIVE    BROAD
                     FUND      INDEX*  INDEX**
----------------------------------------------
Number of Stocks      82          995    1,747
Turnover Rate         17%+         --       --
Expense Ratio       0.62%+         --       --
Cash Investments     3.7%          --       --
----------------------------------------------

--------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Kingfisher PLC                      2.6%
  (retail)
TotalFinaElf SA                     2.3
  (integrated oil)
HSBC Holdings PLC                   2.2
  (banking)
ENI SpA                             2.2
  (energy)
Nestle SA (Registered)              1.8
  (food, beverage, and tobacco)
Unilever PLC                        1.8
  (food, beverage, and tobacco)
Vodafone Group PLC                  1.8
  (telecommunications)
Linde AG                            1.7
  (conglomerate)
Schneider Electric SA               1.7
  (manufacturing)
Royal Bank of Scotland Group PLC    1.6
  (banking)
--------------------------------------------
Top Ten                            19.7%
--------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


--------------------------------------------------
VOLATILITY MEASURES

                    COMPARATIVE              BROAD
               FUND      INDEX*    FUND    INDEX**
--------------------------------------------------
R-Squared      0.92        1.00    0.93       1.00
Beta           1.05        1.00    1.03       1.00
--------------------------------------------------


---------------------------------------------------------
SECTOR DIVERSIFICATION (% of portfolio)

                                    COMPARATIVE     BROAD
                            FUND         INDEX*   INDEX**
---------------------------------------------------------
Consumer Discretionary     14.7%          11.8%     11.1%
Consumer Staples            9.1            9.6       9.1
Energy                      6.8            9.0       9.6
Financials                 19.7           24.9      24.8
Health Care                 8.5           10.4       9.3
Industrials                 8.7            8.2       7.9
Information Technology      8.7            6.4       7.2
Materials                  11.2            6.3       7.5
Telecommunication Services  6.6            8.2       8.4
Utilities                   2.3            5.2       5.1
---------------------------------------------------------
Cash Investments            3.7             --        --
---------------------------------------------------------

----------------------------------------
ALLOCATION BY REGION (% of common stock)

EUROPE   67%
PACIFIC  21%
EMERGING MARKETS  12%
----------------------------------------

 *MSCI EAFE Index.
**MSCI All Country World Index Free ex USA.
 +Annualized.

======================================================
COUNTRY DIVERSIFICATION (% of portfolio)

                              COMPARATIVE        BROAD
                     FUND          INDEX*      INDEX**
------------------------------------------------------
EUROPE
United Kingdom      20.8%           27.5%        24.2%
France              14.4             9.6          8.2
Germany              9.4             6.3          5.4
Switzerland          5.2             8.1          7.0
Italy                4.2             3.9          3.4
Sweden               4.1             2.2          1.9
Netherlands          3.3             5.3          4.5
Finland              2.2             2.1          1.8
Greece               0.8             0.4          0.3
Spain                0.5             3.7          3.2
Austria              0.0             0.2          0.1
Belgium              0.0             1.0          0.9
Denmark              0.0             0.8          0.7
Ireland              0.0             0.9          0.7
Luxembourg           0.0             0.1          0.1
Norway               0.0             0.5          0.4
Portugal             0.0             0.4          0.3
------------------------------------------------------
Subtotal            64.9%           73.0%        63.1%
------------------------------------------------------
PACIFIC
Japan               11.5%           19.3%        16.6%
Hong Kong            4.6             1.5          1.6
Singapore            2.7             0.8          0.7
Australia            1.0             5.2          4.5
New Zealand          0.0             0.2          0.2
------------------------------------------------------
Subtotal            19.8%           27.0%        23.6%
------------------------------------------------------
EMERGING MARKETS
South Korea          3.3%             --          1.7%
China                2.4              --          0.2
Mexico               2.1              --          0.7
Thailand             1.5              --          0.2
Taiwan               1.3              --          1.0
Brazil               1.0              --          0.7
Other Emerging       0.0              --          3.1
------------------------------------------------------
Subtotal            11.6%             --          7.6%
------------------------------------------------------
OTHER                0.0%             --          5.7%
------------------------------------------------------
Cash Investments     3.7%             --           --
------------------------------------------------------
Total              100.0%          100.0%       100.0%
======================================================

*MSCI EAFE Index.
**MSCI All Country World Index Free ex USA.

                                                            Visit our website at
                                                                WWW.VANGUARD.COM
                                         for regularly updated fund information.

================================================================================
GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors). (degree)
--------------------------------------------------------------------------------

================================================================================
PERFORMANCE SUMMARY                                         As of April 30, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INTERNATIONAL VALUE FUND
================================================================================
FISCAL-YEAR TOTAL RETURNS (%) October 31, 1992-April 30, 2003
SCALE RANGE   -40% to 60%

 INTERNATIONAL VALUE   MSCI EAFE
         FUND            INDEX
-------------------- -------------
1993      29.0%          37.5%
1994      11.7           10.1
1995       0.0           -0.4
1996      10.7           10.5
1997       7.1            4.6
1998       4.0            9.6
1999      23.0           23.0
2000      -4.4           -2.9
2001     -19.0          -24.9
2002      -6.8          -13.2
2003*      0.2            1.8
--------------------------------------------------------------------------------
*Six months ended April 30, 2003.
Note: See Financial Highlights table on page 18 for dividend and capital gains information.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS for periods ended March 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

================================================================================
                                                                 TEN YEARS
                                            ONE     FIVE -----------------------
                      INCEPTION DATE       YEAR    YEARS CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
International Value Fund   5/16/1983    -24.99%   -5.17%   0.28%   2.43%   2.71%
================================================================================

================================================================================
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

- ELECT TRUSTEES FOR THE FUND. The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

--------------------------------------------------------------------------------
TRUSTEE                          FOR           WITHHELD           PERCENTAGE FOR
--------------------------------------------------------------------------------
John J. Brennan          689,846,264         10,281,288                    98.5%
Charles D. Ellis         689,980,851         10,146,701                    98.6
Rajiv L. Gupta           688,637,188         11,490,364                    98.4
JoAnn Heffernan Heisen   689,551,683         10,575,869                    98.5
Burton G. Malkiel        689,035,143         11,092,408                    98.4
Alfred M. Rankin, Jr.    690,483,015          9,644,537                    98.6
J. Lawrence Wilson       689,274,117         10,853,435                    98.5
--------------------------------------------------------------------------------

- CHANGE THE FUND'S POLICY ON INVESTING IN OTHER MUTUAL FUNDS. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
                                                      BROKER          PERCENTAGE
FOR                AGAINST        ABSTAIN          NON-VOTES                 FOR
--------------------------------------------------------------------------------
612,367,567     25,897,135     16,514,725         45,348,125               87.5%
--------------------------------------------------------------------------------
================================================================================

Note: Vote tabulations are rounded to the nearest whole number.

================================================================================
FINANCIAL STATEMENTS                                  April 30, 2003 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                                        MARKET
                                                                        VALUE*
INTERNATIONAL VALUE FUND                        SHARES                   (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.3%)
--------------------------------------------------------------------------------
AUSTRALIA (1.0%)
  Mayne Group Ltd.                           5,900,000                  10,925
                                                                       ---------
BRAZIL (0.9%)
  Companhia Vale do Rio Doce ADR               409,000                  10,798
                                                                       ---------
CHINA (2.4%)
  Denway Motors Ltd.                        44,600,000                  14,726
  China Petroleum & Chemical Corp.          64,400,000                  12,716
                                                                       ---------
                                                                        27,442
                                                                       ---------
FINLAND (2.2%)
  TietoEnator Oyj B Shares                     906,000                  15,015
  UPM-Kymmene Oyj                              696,000                  10,175
                                                                       ---------
                                                                        25,190
                                                                       ---------
FRANCE (14.4%)
  TotalFinaElf SA                              201,000                  26,358
  Schneider Electric SA                        395,000                  18,700
  Groupe Danone                                115,500                  16,345
  BNP Paribas SA                               330,000                  15,490
  Societe Generale Class A                     245,000                  14,984
  AXA                                          916,056                  13,914
  Suez SA                                      639,000                  10,405
  Pechiney SA A Shares                         347,000                  10,011
* Arcelor                                      883,000                   9,992
  Lafarge SA                                   143,000                   9,607
  European Aeronautic
    Defence and Space Co.                    1,029,000                   9,566
--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                SHARES                   (000)
--------------------------------------------------------------------------------
  Aventis SA                                   140,000                   7,111
                                                                       ---------
                                                                       162,483
                                                                       ---------
GERMANY (9.4%)
  Linde AG                                     503,900                  18,985
  Adidas-Salomon AG                            188,000                  16,177
  E.On AG                                      337,000                  16,131
  BASF AG                                      340,000                  15,167
  Deutsche Bank AG                             252,000                  13,033
  GEHE AG                                      300,000                  11,899
  Volkswagen AG Pfd.                           378,000                   9,639
  Volkswagen AG                                145,156                   5,103
                                                                       ---------
                                                                       106,134
                                                                       ---------
GREECE (0.8%)
  Hellenic Telecommunication Organization SA   804,000                   8,614
                                                                       ---------
HONG KONG (4.6%)
  HSBC Holdings PLC                          2,274,800                  24,865
  Hutchison Whampoa Ltd.                     3,000,000                  16,694
  Wing Hang Bank Ltd.                        3,260,000                  10,262
                                                                       ---------
                                                                        51,821
                                                                       ---------
INDONESIA
* PT Toba Pulp Lestari Tbk                     545,000                      --
                                                                       ---------
ITALY (4.2%)
  ENI SpA                                    1,737,555                  24,763
  Saipem SpA                                 1,900,000                  13,253
  Luxottica Group SpA ADR                      810,000                   9,080
                                                                       ---------
                                                                         47,096
                                                                       ---------
================================================================================

================================================================================
                                                                        MARKET
                                                                        VALUE*
INTERNATIONAL VALUE FUND                        SHARES                   (000)
--------------------------------------------------------------------------------
JAPAN (11.5%)
  Mazda Motor Corp.                          8,760,000                  15,425
  Kao Corp.                                    661,000                  12,055
  Omron Corp.                                  728,000                  11,720
  Takeda Chemical Industries Ltd.              316,000                  11,579
  Sony Corp.                                   459,000                  11,161
  Rohm Co., Ltd.                               105,000                  10,820
  Canon, Inc.                                  260,000                  10,508
  Mabuchi Motor Co.                            140,000                  10,459
  Lawson Inc.                                  325,000                   9,974
  Sumitomo Trust &
    Banking Co., Ltd.                        3,340,000                   9,466
  Promise Co., Ltd.                            280,000                   9,156
* NEC Corp.                                  2,681,000                   8,385
                                                                       ---------
                                                                       130,708
                                                                       ---------
MEXICO (2.1%)
  Cemex SA de CV ADR                           559,000                  12,773
  Telefonos de Mexico SA Class L ADR           374,000                  11,299
                                                                       ---------
                                                                        24,072
                                                                       ---------
NETHERLANDS (3.3%)
  ING Groep NV                               1,033,880                  16,788
  DSM NV                                       273,000                  11,943
  Akzo Nobel NV                                391,000                   8,692
                                                                       ---------
                                                                        37,423
                                                                       ---------
SINGAPORE (2.7%)
  DBS Group Holdings Ltd.                    3,219,701                  15,776
  Singapore Airlines Ltd.                    2,780,000                  14,796
                                                                       ---------
                                                                        30,572
                                                                       ---------
SOUTH KOREA (3.3%)
  Samsung Electronics Co., Ltd.                 67,000                  16,819
  Kookmin Bank                                 442,000                  12,405
  Posco ADR                                    400,000                   8,220
                                                                       ---------
                                                                        37,444
                                                                       ---------
SPAIN (0.5%)
* Telefonica Moviles SA                        844,370                   6,106
                                                                       ---------
SWEDEN (4.1%)
  Electrolux AB Series B                       940,000                  17,640
  Atlas Copco AB B Shares                      701,000                  15,855
  Volvo AB B Shares                            625,000                  12,493
                                                                       ---------
                                                                        45,988
                                                                       ---------
SWITZERLAND (5.2%)
  Nestle SA (Registered)                       101,770                  20,748
  Novartis AG (Registered)                     431,680                  17,028
  Swisscom AG                                   37,000                  11,444
  Roche Holdings AG                            150,000                   9,545
                                                                       ---------
                                                                        58,765
                                                                       ---------
TAIWAN (1.3%)
* Taiwan Semiconductor
    Manufacturing Co. Ltd. ADR               1,699,500                  14,225
                                                                       ---------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
INTERNATIONAL VALUE FUND                        SHARES                   (000)
--------------------------------------------------------------------------------
THAILAND (1.5%)
Advanced Information
  Services Co. Ltd. (Foreign)               16,650,000                  17,477
                                                                       ---------
UNITED KINGDOM (20.9%)
  Kingfisher PLC                             7,490,092                  29,269
  Unilever PLC                               2,097,000                  20,612
  Vodafone Group PLC                        10,220,473                  20,174
  Royal Bank of Scotland Group
    PLC                                        710,000                  18,622
  GUS PLC                                    1,903,767                  17,595
  Standard Chartered PLC                     1,338,696                  14,934
  GlaxoSmithKline PLC                          723,414                  14,499
  Signet Group PLC                          10,530,000                  14,137
  Barclays PLC                               1,969,371                  13,605
  Amersham PLC                               1,890,000                  13,586
  Tesco PLC                                  3,800,000                  12,025
  Boots Co. PLC                              1,230,000                  11,255
  Rolls-Royce PLC                            7,421,882                  10,765
  Amvescap PLC                               1,940,000                  10,542
  Lloyds TSB Group PLC                       1,343,156                   8,834
  Compass Group PLC                          1,410,000                   6,490
                                                                       ---------
                                                                       236,944
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $1,159,522)                                                  1,090,227
--------------------------------------------------------------------------------
                                                  FACE
                                                AMOUNT
                                                 (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (24.0%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.32%, 5/1/2003                             $ 40,589                  40,589
  1.32%, 5/1/2003--Note G                      230,671                 230,671
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $271,260)                                                      271,260
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (120.3%)
  (Cost $1,430,782)                                                  1,361,487
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                                         (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-20.3%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                    10,373
Security Lending Collateral
  Payable to Brokers--Note G                                          (230,671)
Other Liabilities                                                       (9,387)
                                                                      ----------
                                                                      (229,685)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 60,632,800 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                         $1,131,802
================================================================================

NET ASSET VALUE PER SHARE                                               $18.67
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

================================================================================
                                                AMOUNT                    PER
                                                 (000)                  SHARE
--------------------------------------------------------------------------------
AT APRIL 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                            $1,369,216                  $22.58
Undistributed Net Investment
  Income                                        9,942                     .17
Accumulated Net Realized
  Losses                                     (178,206)                   (2.94)
Unrealized Appreciation
  (Depreciation)
  Investment Securities                       (69,295)                   (1.14)
  Foreign Currencies                              145                       --
--------------------------------------------------------------------------------
NET ASSETS                                 $1,131,802                   $18.67
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                        INTERNATIONAL VALUE FUND
                                                 SIX MONTHS ENDED APRIL 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                           $ 14,704
  Interest                                                                  162
  Security Lending                                                          298
--------------------------------------------------------------------------------
    Total Income                                                         15,164
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                               786
    Performance Adjustment                                                  139
  The Vanguard Group--Note C
    Management and Administrative                                         2,027
    Marketing and Distribution                                              100
  Custodian Fees                                                            254
  Shareholders' Reports and Proxies                                          25
  Trustees' Fees and Expenses                                                 1
--------------------------------------------------------------------------------
    Total Expenses                                                        3,332
    Expenses Paid Indirectly--Note D                                       (352)
--------------------------------------------------------------------------------
    Net Expenses                                                          2,980
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    12,184
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                            (13,669)
  Foreign Currencies                                                       (405)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                (14,074)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                   8,127
  Foreign Currencies                                                        107
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          8,234
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $ 6,344
================================================================================
*Dividends are net of foreign withholding taxes of $1,852,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

================================================================================
                                                        INTERNATIONAL VALUE FUND
                                                     ---------------------------
                                                     SIX MONTHS             YEAR
                                                          ENDED            ENDED
                                                 APRIL 30, 2003    OCT. 31, 2002
                                                          (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                               $ 12,184         $ 17,419
  Realized Net Gain (Loss)                             (14,074)        (108,299)
  Change in Unrealized Appreciation (Depreciation)       8,234           26,161
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                          6,344          (64,719)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                (16,699)         (11,677)
  Realized Capital Gain                                     --               --
--------------------------------------------------------------------------------
    Total Distributions                                (16,699)         (11,677)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                               631,548        1,114,040
  Issued in Lieu of Cash Distributions                  15,848           10,972
  Redeemed                                            (590,782)        (732,954)
--------------------------------------------------------------------------------
     Net Increase (Decrease) from
       Capital Share Transactions                       56,614          392,058
--------------------------------------------------------------------------------
  Total Increase (Decrease)                             46,259          315,662
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                1,085,543          769,881
--------------------------------------------------------------------------------
  End of Period                                     $1,131,802      $ 1,085,543
================================================================================

1Shares Issued (Redeemed)
  Issued                                                34,678           54,363
  Issued in Lieu of Cash Distributions                     850              500
  Redeemed                                             (32,269)         (34,923)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding            3,259           19,940
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per- share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.



INTERNATIONAL VALUE FUND

=====================================================================================================================
                                          SIX MONTHS          YEAR
                                               ENDED         ENDED    JAN. 1 TO           YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                    APRIL 30,      OCT. 31,     OCT. 31,      --------------------------------
THROUGHOUT EACH PERIOD                          2003          2002        2001*      2000     1999     1998      1997
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $18.92        $20.57       $26.02    $29.13   $25.09   $22.64    $27.54
---------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                         .20           .29          .34       .55      .69      .77      .690
  Net Realized and Unrealized Gain (Loss)
    on Investments                             (.16)        (1.65)       (5.78)    (2.74)    4.74     3.64    (1.945)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations            .04         (1.36)       (5.44)    (2.19)    5.43     4.41    (1.255)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income         (.29)         (.29)        (.01)     (.73)    (.66)   (1.06)    (.690)
  Distributions from Realized Capital Gains      --            --           --      (.19)    (.73)    (.90)   (2.955)
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                        (.29)         (.29)        (.01)     (.92)   (1.39)   (1.96)   (3.645)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $18.67        $18.92       $20.57    $26.02   $29.13   $25.09    $22.64
=====================================================================================================================

TOTAL RETURN                                   0.21%        -6.81%      -20.91%    -7.48%   21.81%   19.46%    -4.58%
=====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)       $1,132        $1,086         $770      $835   $1,045     $806      $777
  Ratio of Total Expenses to
    Average Net Assets                       0.62%**         0.65%      0.64%**     0.53%    0.59%    0.52%     0.49%
  Ratio of Net Investment Income to
    Average Net Assets                       2.26%**         1.80%      1.93%**     1.94%    2.54%    2.77%     2.36%
  Portfolio Turnover Rate                      17%**           26%          37%       78%      41%      39%       37%
=====================================================================================================================

 *The fund's fiscal year-end changed from December 31 to October 31, effective
  October 31, 2001.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.
     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Hansberger Global Investors, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance since October 1, 2000, relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the six months ended April 30, 2003, the investment advisory fee represented an effective annual basic rate of 0.15% of the fund's average net assets before an increase of $139,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2003, the fund had contributed capital of $192,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.19% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended April 30, 2003, these arrangements reduced the fund's expenses by $352,000 (an annual rate of 0.07% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     During the six months ended April 30, 2003, the fund realized net foreign currency losses of $405,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2002, the fund had available realized losses of $164,382,000 to offset future net capital gains of $17,884,000 through October 31, 2008, $39,371,000 through October 31, 2009, and
$107,127,000 through October 31, 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

     At April 30, 2003, net unrealized depreciation of investment securities for tax purposes was $69,295,000, consisting of unrealized gains of $87,590,000 on securities that had risen in value since their purchase and $156,885,000 in unrealized losses on securities that had fallen in value since their purchase.

     The fund had net unrealized foreign currency gains of $145,000 resulting from the translation of other assets and liabilities at April 30, 2003.

F. During the six months ended April 30, 2003, the fund purchased $136,606,000 of investment securities and sold $90,286,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2003, was $220,612,000, for which the fund held cash collateral of $230,671,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

================================================================================
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.

=========================================================================================================================
JOHN J. BRENNAN*        Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc.,
(1987)                  and of each of the investment companies served by The Vanguard Group.
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS        The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates
(2001)                  (international business strategy consulting); Successor Trustee of Yale University; Overseer of
                        the Stern School of Business at New York University; Trustee of the Whitehead Institute for
                        Biomedical Research.

RAJIV L. GUPTA          Chairman and Chief Executive Officer (since October 1999), Vice Chairman (January-September 1999),
(2001)                  and Vice President (prior to September 1999) of Rohm and Haas Co. (chemicals); Director of
                        Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board
                        Member of the American Chemistry Council; Trustee of Drexel University.

JOANN HEFFERNAN HEISEN  Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson &
(1998)                  Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and
                        Women's Research and Education Institute.

BURTON G. MALKIEL       Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard
(1977)                  Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland)
                        Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                        America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and
                        NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR.   Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift
(1993)                  trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director until 1998 of Standard Products Company (a supplier for the automotive industry).

J. LAWRENCE WILSON      Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
(1985)                  Cummins Inc. (diesel engines), MeadWestvaco Corp. (paper products), and AmerisourceBergen Corp.
                        (pharmaceutical distribution); Trustee of Vanderbilt University.
-------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON       Secretary; Managing Director and General Counsel of The Vanguard Group, Inc. (since September
                        1997); Secretary of The Vanguard Group and of each of the investment companies served by The
                        Vanguard Group; Principal of The Vanguard Group (prior to September 1997).

THOMAS J. HIGGINS       Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
-------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

[SHIP]
Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Wellington, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q462 062003

Item 2: Code(s) of Ethics for senior financial officers - Item not applicable to semi-annual report.

Item 3: Audit Committee Financial Expert - Item not applicable to semi-annual report.

Item 4: Principal Accountant Fees and Services - Item not applicable to semi-annual report.

Item 5: Not Applicable.

Item 6: Reserved.

Item 7: Not applicable.

Item 8: Reserved.

Item 9: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10: Exhibits attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD TRUSTEES EQUITY FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
              JOHN J. BRENNAN*
           CHIEF EXECUTIVE OFFICER

Date:  June 16, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      VANGUARD TRUSTEES EQUITY FUNDS


BY:_____________(signature)________________
                (HEIDI STAM)
              JOHN J. BRENNAN*
           CHIEF EXECUTIVE OFFICER

Date: :  June 16, 2003


      VANGUARD TRUSTEES EQUITY FUNDS


BY:_____________(signature)________________
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                 TREASURER

Date: :  June 16, 2003



*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.